PRESERVER ALTERNATIVE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
May 31, 2020 (Unaudited)

COMMON STOCKS — 44.18%	Shares	Fair Value

Australia — 0.94%
Consumer Discretionary — 0.94%
Aristocrat Leisure Ltd.	12,000	$205,678

Bermuda — 1.21%
Financials — 1.21%
Essent Group Ltd.	8,000	264,400

Canada — 0.90%
Real Estate — 0.90%
NorthWest Healthcare Properties Real Estate Investment Trust	25,555	195,442

France — 1.36%
Industrials — 1.36%
Schneider Electric SE	3,000	297,038

Japan — 1.44%
Communication Services — 1.44%
SoftBank Group Corporation	7,000	313,644

Switzerland — 1.24%
Consumer Discretionary — 1.24%
Garmin Ltd.	3,000	270,510

United Kingdom — 3.46%
Health Care — 1.71%
Abcam plc	20,000	371,651

Industrials — 1.75%
IHS Markit Ltd.	5,500	382,029

Total United Kingdom		753,680

United States — 33.63%
Consumer Discretionary — 3.20%
Dollar General Corporation	1,000	191,510
Home Depot, Inc. (The)	1,000	248,480
Tiffany & Company	2,000	256,260
		696,250
Consumer Staples — 2.02%
Coca-Cola Company (The)	5,000	233,400
Constellation Brands, Inc., Class A	1,200	207,240
		440,640
Financials — 5.21%
Arbor Realty Trust, Inc.	25,000	210,500
Moody's Corporation(a)	1,000	267,410
MSCI, Inc.	1,000	328,849
S&P Global, Inc.	1,000	325,020
		1,131,779
Health Care — 4.77%
AbbVie, Inc.	3,000	278,010
Danaher Corporation	2,000	333,220
Laboratory Corporation of America Holdings(b)	1,200	210,384
Stryker Corporation	1,100	215,303
		1,036,917
Industrials — 2.04%
Carrier Global Corporation	10,000	204,700
Trinity Industries, Inc.	12,000	239,640
		444,340
Information Technology — 7.83%
Adobe, Inc.(b)	800	309,280
Fortinet, Inc.(b)	1,600	222,720
Mastercard, Inc., Class A	1,000	300,890
Microsoft Corporation(a)	2,000	366,500
Motorola Solutions, Inc.	2,000	270,660
Palo Alto Networks, Inc.(b)	1,000	235,270
		1,705,320
Materials — 2.09%
Air Products & Chemicals, Inc.	1,000	241,650
Ecolab, Inc.(c)	1,000	212,580
		454,230
Real Estate — 4.12%
Equinix, Inc. (a)	500	348,815
Prologis, Inc. (a)	3,000	274,500
Sun Communities, Inc.	2,000	274,380
		897,695
Utilities — 2.35%
NextEra Energy, Inc.	2,000	511,120

Total United States		7,318,291

Total Common Stocks (Cost $8,263,424)		9,618,683

PREFERRED STOCKS — 6.51%

United States — 6.51%
Financials — 3.89%
Citigroup, Inc., Series J, 7.13%	5,000	136,800
Invesco Mortgage Capital, Inc., Series A, 7.75%	20,091	387,555
New York Mortgage Trust, Inc., Series C, 7.88%	17,000	322,490
		846,845
Real Estate — 2.62%
Annaly Capital Management, Inc., Series D, 7.50%	10,000	244,700
Ashford Hospitality Trust, Inc., Series D, 8.45%	10,000	97,900
Colony Capital, Inc., Series I, 7.15%	15,100	226,953
		569,553

Total Preferred Stocks (Cost $1,586,723)		1,416,398

EXCHANGE-TRADED FUNDS - 4.87%

iShares Aaa - A Rated Corporate Bond ETF	5,000	285,950
iShares Core U.S. Aggregate Bond ETF	2,000	235,300
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,000	396,060
SPDR® S&P® 600 Small Cap Value ETF	3,000	142,980

Total Exchange-Traded Funds (Cost $984,995)		1,060,290

PRIVATE INVESTMENT FUNDS - 3.25%

Palmer Square Senior Loan Fund (d)(e)	800,000	708,098

Total Private Investment Funds (Cost $800,000)		708,098

CLOSED-END FUNDS - 0.84%

Western Asset Mortgage Defined Opportunity Fund, Inc.	14,000	183,540

Total Closed-End Funds (Cost $285,468)		183,540

CORPORATE BONDS — 22.30%	Principal Amount

Netherlands — 1.48%
Health Care — 1.48%
Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/2028	$300,000	321,695

United Kingdom — 0.98%
Financials — 0.98%
Barclays Bank plc, MTN, 0.00%, 10/31/2024(f)	100,000	88,130
Barclays Bank plc, MTN, 0.00%, 1/31/2030(f)	150,000	125,595
Total United Kingdom		213,725

United States — 19.84%
Communication Services — 1.67%
CenturyLink, Inc., Series D, 7.20%, 12/1/2025	200,000	203,229
T-Mobile USA, Inc., 4.75%, 2/1/2028	150,000	159,724
		362,953
Consumer Discretionary — 2.47%
International Game Technology plc, 5.35%, 10/15/2023	120,000	112,500
L Brands, Inc., 5.25%, 2/1/2028	200,000	169,713
Levi Strauss & Company, 5.00%, 5/1/2025	250,000	255,911
		538,124
Financials — 12.24%
Bank of America Corporation, MTN, 2.33%, 10/1/2021	250,000	250,763
Bank of America Corporation, Series FF, 5.88%, Perpetual	250,000	255,046
BofA Finance LLC, MTN, 7.30%, 12/19/2025	200,000	175,180
Citibank N.A., 2.13%, 10/20/2020	200,000	201,017
Citigroup, Inc., Series M, 6.30%, Perpetual(f)	220,000	220,066
Goldman Sachs Group, Inc. (The), MTN, 3.25%, 11/30/2024(f)	250,000	246,708
GS Finance Corporation, MTN, 0.00%, 11/7/2025(f)	100,000	92,227
PNC Bank N.A., 4.05%, 7/26/2028	250,000	287,616
Stifel Financial Corporation, 4.25%, 7/18/2024	200,000	210,354
Toronto-Dominion Bank/The, MTN, 0.00%, 1/22/2027	150,000	122,790
Wells Fargo & Company, MTN, 2.60%, 7/22/2020	350,000	351,017
Wells Fargo Bank N.A., 3.33%, 7/23/2021	250,000	250,866
		2,663,650
Health Care — 1.42%
DaVita HealthCare Partners, Inc., 5.00%, 5/1/2025	200,000	205,625
Tenet Healthcare Corporation, 8.13%, 4/1/2022	100,000	104,723
		310,348
Industrials — 1.04%
Timken Company (The), 3.88%, 9/1/2024	100,000	102,589
Triumph Group, Inc., 5.25%, 6/1/2022	150,000	123,223
		225,812
Real Estate — 0.86%
Iron Mountain, Inc., 5.75%, 8/15/2024	100,000	100,405
Senior Housing Properties Trust, 4.75%, 5/1/2024	100,000	86,295
		186,700

Utilities — 0.14%
Ferrellgas Partners LP, 8.63%, 6/15/2020	100,000	30,361

Total United States		4,317,948

Total Corporate Bonds (Cost $4,932,293)		4,853,368

U.S. TREASURY OBLIGATIONS — 10.20%

United States Treasury Inflation Indexed Bonds, 0.13%, 4/15/2025 (g)	240,000	247,620
United States Treasury Inflation Indexed Bonds, 0.38%, 7/15/2025 (g)	200,000	228,115
United States Treasury Inflation Indexed Bonds, 2.00%, 1/15/2026 (g)	167,000	247,737
United States Treasury Notes, 1.13%, 2/28/2021	850,000	855,960
United States Treasury Notes, 1.63%, 2/15/2026	600,000	641,812

Total U.S. Treasury Obligations (Cost $2,129,248)		2,221,244

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.37%

Banc of America Mortgage Securities, Inc., Series 2004-K, Class 1A2, 4.46%, 12/25/2034 (f)	20,793	20,596
Countrywide Alternative Loan Trust, Series 2003-J2, Class A1, 6.00%, 10/25/2033	42,827	42,704
Countrywide Home Loans Mortgage Pass Through Trust, Series 2004-HYB9, Class 1A1, 3.73%, 2/20/2035 (f)	23,341	22,620
GSR Mortgage Loan Trust, Series 2005-5F, Class 8A3, 0.67%, 6/25/2035 (1MO LIBOR + 50bps)(f)	13,733	12,791
HarborView Mortgage Loan Trust, Series 2004-07, Class 2A1, 3.80%, 11/19/2034 (f)	96,233	93,155
Impac CMB Trust, Series 2005-08, Class 2B, 2.42%, 2/25/2036 (1MO LIBOR + 225bps)(f)	118,984	108,896
Residential Asset Mortgage Products, Inc., Series 2001-RS2, Class MII2, 1.59%, 6/25/2031 (1MO LIBOR + 142.5bps)(f)	219,394	214,201

Total Collateralized Mortgage Obligations (Cost $501,576)		514,963

CONVERTIBLE CORPORATE BONDS — 0.52%

Industrials — 0.52%
Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/2022	120,000	113,106

Total Convertible Corporate Bonds (Cost $113,839)		113,106

ASSET-BACKED SECURITIES — 0.32%

American Airlines, Inc. Pass Through Trust, Series 2013-2, Class B, 5.60%, 7/15/2020 (h)	71,390	68,982

Total Asset-Backed Securities (Cost $71,420)		68,982

MONEY MARKET FUNDS - 2.75%	Shares	Fair Value

Federated Government Obligations Fund, Institutional Class, 0.09%(i)	597,932	597,932

Total Money Market Funds (Cost $597,932)		597,932

Total Investments — 98.11% (Cost $20,266,918)		21,356,604

Other Assets in Excess of Liabilities — 1.89%		411,836

NET ASSETS — 100.00%		$21,768,440

(a)	All or a portion of the security is held as collateral for unsettled security transactions and written options.
(b)	Non-income producing security.
(c)	All or a portion of the security is held as collateral for written call options.
(d)	Security is currently being valued according to the fair value procedures approved by the Board of Trustees.
(e)	Illiquid security. The total fair value of these securities as of May 31, 2020 was $708,098, representing 3.25% of net assets. Redemption permitted with 30 days written notice prior to the end of any calendar quarter during withdrawal periods determined by the managing member. Withdrawal periods generally coincide with liquidity of underlying portfolio, however the timing of any potential liquidity event is unknown.
(f)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of May 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.
(g)	Principal amount of security is adjusted periodically based on changes in the Consumer Price Index.
(h)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as May 31, 2020 was $68,982, representing 0.32% of net assets.
(i)	Rate disclosed is the seven day effective yield as of May 31, 2020.

ETF	- Exchange-Traded Fund
MTN	- Medium Term Note
SPDR	- Standard & Poor's Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® ("GICS"). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of this schedule of investments.

PRESERVER ALTERNATIVE OPPORTUNITIES FUND
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS
May 31, 2020 (Unaudited)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
WRITTEN CALL OPTIONS — (0.02)%
Ecolab, Inc.	(5)	$(106,290)	$210.00	June 2020	$(4,535)

Total Written Call Options (Premiums Received $1,250)					$(4,535)

See accompanying notes which are an integral part of this schedule of open written option contracts.

As of May 31, 2020, the net unrealized appreciation (depreciation) and tax cost of investments, including written options, for tax purposes was as follows:

Gross unrealized appreciation	$2,027,477
Gross unrealized depreciation	(932,559)
Net unrealized appreciation/(depreciation) on investments	$1,094,918

Tax cost of investments and written options	$20,257,151

Preserver Alternative Opportunities Fund

Notes to the Schedule of Investments

May 31, 2020 (Unaudited)

The Preserver Alternative Opportunities Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities purchased are amortized or accreted over the life of the respective securities using the effective interest method.

Securities Valuation and Fair Value Measurements – Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the net asset value (“NAV”) of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board of Trustees (the “Board”) approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

In the event that market quotations are not readily available, and Preserver Partners, LLC (the “Adviser”) determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Capitol Series Trust’s (the “Trust”) Valuation Committee, based on recommendations from a pricing committee comprised of various officers of the Trust, various employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Private investment funds exempt from registration as an investment company under the 1940 Act (each a “Private Fund”) will be fair valued using the NAV as practical expedient, as provided by the Private Fund’s investment adviser or third party administrator. The fair value of the Fund’s investment in the Private Fund generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the Private Fund. The Private Fund holds certain positions in non-marketable investments that are valued at estimated fair value, which may differ significantly from the values that would have been used had a ready market existed for these investments. All underlying investments held in the Private Fund are valued in accordance with the policies and procedures established by such Private Fund.

The Adviser will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by the Private Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. In determining fair values as of May 31, 2020, the Adviser has, as a practical expedient, estimated fair value of the Private Fund using the NAV (or its equivalent) provided by the investment adviser or third-party administrator of the Private Fund as of that date. All investments for which fair value is measured using the Private Fund’s net asset value as a practical expedient are not required to be included within the fair value hierarchy. Private Funds with a fair value of $708,098 was valued at their respective net asset values as of May 31, 2020 and were excluded from the fair value hierarchy.

The Fund's interests in a Private Fund are also illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial or additional interests in a Private Fund or withdraw all or a portion of its investment from a Private Fund promptly after it has made a decision to do so because of limitations set forth in that Private Fund's governing documents.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$9,618,683	$-	$-	$9,618,683
Preferred Stocks	1,416,398	-	-	1,416,398
Exchange-Traded Funds	1,060,290	-	-	1,060,290
Closed-End Funds	183,540	-	-	183,540
Corporate Bonds	-	4,853,368	-	4,853,368
U.S. Treasury Obligations	-	2,221,244	-	2,221,244
Collateralized Mortgage Obligations	-	514,963	-	514,963
Convertible Corporate Bonds	-	113,106	-	113,106
Asset-Backed Securities	-	68,982	-	68,982
Money Market Funds	597,932	-	-	597,932
Total	$12,876,843	$7,771,663	$-	$20,648,506
Assets excluded from fair value hierarchy*				$708,098
Total				$21,356,604

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	$(4,535)	$-	$-	$(4,535)
Total	$(4,535)	$-	$-	$(4,535)

*	The investment in the Private Fund is measured at fair value using the net asset value per share (or its equivalent) practical expedient and has not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the schedule of investments.

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Restricted and Illiquid Securities – Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, loan participations and interests in Private Funds. Illiquid securities are those that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the conversion to cash significantly changing the market value of the investment. The Fund intends to treat interests in Private Funds as illiquid securities. The Fund will not invest greater than 15% of its net assets in illiquid securities.

As of May 31, 2020, the Fund held illiquid and restricted securities representing 3.25% of net assets.